VANGUARD

SELECTED VALUE FUND

ANNUAL REPORT

OCTOBER 31, 1998

[PHOTO]

[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE
THAT TRADITION MATTERS

Our 8,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients. This year, our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto-- "Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2.

- The 70th anniversary, on December 28, of the incorporation of Vanguard Wellington Fund. It was the nation's first balanced mutual fund, and is one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.


                                    [PHOTO]

                                    CONTENTS

                                  A MESSAGE TO
                                OUR SHAREHOLDERS
                                       1

                                 THE MARKETS IN
                                  PERSPECTIVE
                                       5

                                  REPORT FROM
                                  THE ADVISER
                                       7

                              PERFORMANCE SUMMARY
                                       9

                                  FUND PROFILE
                                       10

                              FINANCIAL STATEMENTS
                                       12

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS
                                       18

                      All comparative mutual fund data are
                   from Lipper Analytical Services, Inc., or
                      Morningstar unless otherwise noted.

FELLOW SHAREHOLDER,

[PHOTO]                              [PHOTO]

John J. Brennan                      John C. Bogle
Chairman & CEO                       Senior Chairman

    Vanguard Selected Value Fund performed very poorly during the fiscal year ended October 31, 1998, producing a significant decline for shareholders. The fund's -17.8% return lagged by nearly 15 percentage points that of the average mid-capitalization stock fund, which itself trailed by about 7 percentage points the unmanaged Russell Midcap Index.

    We are disappointed by the fund's performance in its second full year of operation. However, we have always anticipated that Selected Value's strategy--holding a fairly short list of mid- and small-cap value stocks--would result in performance that diverges from that of its peers and the overall market. Although its implementation left much to be desired during fiscal 1998, we believe there are sound long-term reasons for the fund's investment stance.

    The adjacent table presents the fund's total return (capital change plus reinvested dividends) for the year along with those of its average competitor and the Russell Midcap Index, the benchmarks against which we measure our performance. The fund's total return is based on a decrease in net asset value from $12.98 per share on October 31, 1997, to $10.23 per share on October 31, 1998, with the ending net asset value adjusted for dividends totaling $0.05 per share paid from net investment income and distributions totaling $0.46 per share paid from net capital gains realized during 1997.

------------------------------------------------------------------------
                                                         TOTAL RETURNS
                                                       FISCAL YEAR ENDED
                                                        OCTOBER 31, 1998
------------------------------------------------------------------------
Vanguard Selected Value Fund                                  -17.8%
------------------------------------------------------------------------
Average Mid-Cap Fund                                          - 2.9%
------------------------------------------------------------------------
Russell Midcap Index                                          + 4.5%
------------------------------------------------------------------------

FINANCIAL MARKETS IN REVIEW

During the twelve months that ended October 31, the U.S. stock market was really two markets. Large-cap stocks, as represented by the Standard & Poor's 500 Composite Stock Price Index, enjoyed a banner year, despite a severe downdraft (-19.2%) from mid-July through August. However, conditions were far different for mid- and small-cap stocks, which did not rise as far as large stocks during the first part of the year and were hit even harder during the market's six-week plunge.

    After rising +31.2% from the start of the fiscal year through mid-July, the S&P 500 Index gave back most of its gains during the summer slide. However, stock prices rebounded again late in the year, leaving the index up by +22.0%--twice the long-term average return of +11.0% a year for stocks. But the large-cap-dominated S&P 500 was not representative of the rest of the market.

    The Wilshire 4500 Equity Index, consisting of stocks outside of the S&P 500, actually fell -3.4% for the fiscal year. And small-cap stocks alone, as measured by the Russell 2000 Index, lost -11.8%. Value stocks generally fared better among medium-sized companies than did growth stocks. Within the Russell Midcap Index, value stocks earned +5.7% as a group while growth stocks grew just +2.4%.

    Interest rates declined significantly during the year, providing significant support for stock prices and elevating prices for bonds. The yield on the benchmark 30-year U.S.

Treasury bond began the year at 6.15%, dwindled to a low of 4.72% on October 5 amid concerns about a slowing economy, then rebounded to end the period at 5.16%. For bonds, of course, lower yields translate into higher prices. The Lehman Brothers Aggregate Bond Index, a benchmark for taxable bonds of all maturities, returned +9.3% during the fiscal year, as a price rise of about 2.5% augmented income of about 6.8%.

    The wide and abrupt shifts in investor sentiment that swept financial markets during the year occurred against the backdrop of a generally positive economic environment. Inflation stayed in check: Consumer prices rose just 1.5% during the twelve months ended October 31. The U.S. economy grew by more than 3%, although the pace of growth appeared to slow late in the period. The economy's expansion was fueled by strong consumer spending encouraged by a strong job market (with unemployment as low as 4.3%) and rising wages (up 4% during the year).

    The summer slump in stock prices sent broad market indexes lower by approximately -20% or more, technically a "bear market," one of only four in the past 20 years. Analysts cited a number of reasons for investors' skittishness, including Asia's continuing economic distress. Whatever the causes, investors grew more risk-averse. There was a decided movement toward the "safe haven" of U.S. Treasury securities, and away from stocks and corporate bonds. By October, however, many investors appeared to regain their appetite for risk, and stock prices shot up, with the S&P 500 gaining +8.1% for the month.

FISCAL 1998 PERFORMANCE OVERVIEW

As noted, the Selected Value Fund's return of -17.8% fell far behind the +4.5% advance of the Russell Midcap Index and the -2.9% decline of the average mid-cap fund. In comparison to the index, the fund was hurt by its much heavier weightings in two sectors that sharply lagged the mid-cap market: producer durables, which made up 19% of the fund on balance during the year versus 5% of the index, and materials & processing, 20% of the fund during the period versus 10% of the index. In addition, some of the stocks selected by our adviser--especially in the producer-durables, health-care, and consumer-discretionary sectors--stumbled badly. The one bright spot was in the energy group, where the single stock selected by our adviser--Vastar Resources, Inc.--soundly outperformed the index group.

    As you know, the Selected Value Fund holds about 30 mid-cap stocks that our adviser believes are undervalued by the market, sometimes because of challenging special situations. With about 45% of assets in our ten largest holdings, our fund is highly concentrated relative to most mutual funds. The characteristics of these stocks make them--individually and collectively--quite different from the overall mid-cap market, and it can take time for other investors to recognize the value our adviser sees. In short, down cycles such as we encountered during fiscal 1998 must be expected periodically.

    While clearly disappointed in our return during the past fiscal year, we continue to have confidence in our adviser, Barrow, Hanley, Mewhinney & Strauss, given its fine long-term record in large-cap value stocks. However, your Trustees and officers will remain actively engaged in monitoring the fund's results and will keep you fully informed of developments in our regular reports.

LIFETIME PERFORMANCE OVERVIEW

During our first two fiscal years, our results generally paralleled those of the Russell Midcap Index and our peers. But our performance in 1998 swamped that modest beginning. As a result, Vanguard Selected Value Fund has provided an average annual return of +3.0% over its brief lifetime. The table below presents the fund's returns since its inception on February 15, 1996, alongside those of the average mid-cap fund and the Russell Midcap Index. The table also shows the results of hypothetical $10,000 investments made in each, assuming the reinvestment of income and capital gains distributions. Such an investment on the fund's inception date would have grown to $10,838 by October 31, 1998. That is $2,116 below the result for an identical investment in our average competitor and $3,734 short of the result for the Russell Midcap Index.

-------------------------------------------------------------------------
                                                  TOTAL RETURNS
                                         FEB. 15, 1996, TO OCT. 31, 1998
                                         --------------------------------
                                           AVERAGE        FINAL VALUE OF
                                            ANNUAL          A $10,000
                                             RATE       INITIAL INVESTMENT
-------------------------------------------------------------------------
Vanguard Selected Value Fund               + 3.0%              $10,838
-------------------------------------------------------------------------
Average Mid-Cap Fund                       +10.0%              $12,954
-------------------------------------------------------------------------
Russell Midcap Index                       +14.9%              $14,572
-------------------------------------------------------------------------

    We add two important considerations. First, the Selected Value Fund is intended as an investment for the long term, which we describe as five years or more. Second, as we have noted before, historical returns--good or bad--are not a sure guide to the future. Over the fund's lifetime, the +23.5% average annual return of the large-cap-dominated S&P 500 Index has overwhelmed virtually all other sectors of the stock market. But at other times, smaller stocks have been the market's leaders.

    In addition, as it continues trying to provide not just equivalent but superior returns, the Selected Value Fund will be aided by its low expense ratio: Our operating costs amounted to 0.65% of average net assets during fiscal 1998, less than half the 1.49% charged by the average mid-cap fund. Our expense ratio in the past year in part reflects a reduction in our adviser's fee due to a contractual penalty for the fund's underperformance.

IN SUMMARY

It is a truism that to profit from the long-term rewards of the stock market, investors must be willing and able to endure discomforting declines, an ever-present risk of owning stocks. This risk was, of course, evident to our fellow shareholders in Vanguard Selected Value Fund during fiscal 1998. But the mettle of an investment strategy is proven over many years, and we urge you to maintain a long-term focus. Our strategy of taking significant positions in companies that are out of favor with the crowd requires patience. And we believe that Selected Value will be a sound choice as part of a balanced portfolio of other stock funds, bond funds, and reserves, chosen in proportions suited to your goals, time horizon, and tolerance for the ups and downs of the markets. In short, we believe in thoughtfully constructing an investment plan and sticking with it.

/s/ JOHN C. BOGLE                                    /s/ JOHN J. BRENNAN

John C. Bogle                                        John J. Brennan
Senior Chairman                                      Chairman and
                                                     Chief Executive Officer

November 19, 1998

NOTE: You'll observe that we have made a minor change in the name of Vanguard Selected Value Fund. We replaced the word "portfolio" with "fund" as part of a broader effort to clarify the names in our fund lineup.

NOTICE TO SHAREHOLDERS

At a special meeting on June 30, 1998, shareholders of Vanguard Selected Value Fund overwhelmingly approved two proposals. The proposals and voting results were:

1. REORGANIZATION INTO A DELAWARE BUSINESS TRUST. Based on the fund's assets at the time of the vote, this change will reduce the amount of state taxes the fund pays annually by $10,000. Approved by 97.72% of the shares voted, as follows:

                -----------------------------------------------------------
                        FOR            AGAINST                 ABSTAIN
                -----------------------------------------------------------
                    10,237,682          97,937                 140,870
                -----------------------------------------------------------

2a. INVESTMENT LIMITATION CHANGES--INTERFUND LENDING PROGRAM. This change permits the fund to participate in Vanguard's interfund lending program, which allows funds to loan money to each other if--and only if--it makes good financial sense to do so on both sides of the transaction. The interfund lending program won't be an integral part of your fund's investment program; it is a contingency arrangement for managing unusual cash flows. Approved by 94.99% of shares voted, as follows:

                -----------------------------------------------------------
                        FOR            AGAINST                 ABSTAIN
                -----------------------------------------------------------
                     9,952,129         319,450                 204,909
                -----------------------------------------------------------

THE MARKETS IN PERSPECTIVE

YEAR ENDED OCTOBER 31, 1998                                              [PHOTO]

U.S. financial markets encountered strong turbulence yet produced solid overall gains during the fiscal year ended October 31. The S&P 500 Index gained 22.0%, overcoming a sharp six-week setback in July and August. Bond prices rose as interest rates declined over the course of the year. Overseas, returns varied widely, with big gains on European bourses and sharp losses in Pacific and most emerging stock markets.

U.S. STOCK MARKETS

Large-capitalization stocks--especially large growth stocks--overwhelmingly led the market during the year. While the S&P 500 Index, which is dominated by large-cap stocks, was rising 22.0%, the rest of the market was down 3.4%, more than 25 percentage points behind the S&P. Results were even worse--a negative return of 11.8%--for small-cap stocks, as represented by the Russell 2000 Index. The Wilshire 5000 Equity Index, a measure of the entire U.S. market, gained 14.9%.

    Even large-cap investors endured sharp fluctuations during the year. After vaulting to a record high on July 17, the S&P 500 fell by 19.2% during the following six weeks, just shy of the 20% mark generally considered the "boundary" between a bear market and a mere "correction." However, declines were certifiably bearish for most smaller stocks. The Russell 2000 Index fell more than 30% from its peak in April before recovering somewhat during the final two months of the fiscal year.

------------------------------------------------------------------------------
                                                  AVERAGE ANNUALIZED RETURNS
                                                PERIODS ENDED OCTOBER 31, 1998
                                              --------------------------------
                                                1 YEAR    3 YEARS    5 YEARS
------------------------------------------------------------------------------
STOCKS
  S&P 500 Index                                  22.0%      26.0%     21.3%
  Russell 2000 Index                            -11.8       10.0       9.4
  MSCI EAFE Index                                10.0        8.5       7.1
------------------------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index                     9.3%       8.0%      7.0%
  Lehman 10-Year Municipal Bond Index             8.3        7.3       6.5
  Salomon Smith Barney 3-Month
     U.S. Treasury Bill Index                     5.2        5.2       5.1
------------------------------------------------------------------------------
OTHER
  Consumer Price Index                            1.5%       2.2%      2.4%
------------------------------------------------------------------------------

    The July-August tumble in stock prices reflected a number of factors that collectively raised the anxiety level for many investors. Among these factors were deteriorating corporate earnings reports and forecasts, Russia's default on its debts, and a murkier global economic picture. Asia's economic troubles--which surfaced in mid-1997--persisted and began to look like a significant threat to continued expansions in the U.S. and European economies.

    But after steadying during September, stock prices bounced back strongly in October. Although many of the risk factors remained--for example, securities analysts continued to trim their estimates of corporate earnings--stock prices got a lift from falling interest rates, which dropped to levels last seen in the 1960s. (Low inflation and low interest rates help stock prices by raising the estimated value of future dividends and earnings.)

    Three forces clearly shaped the performance of industry sectors within the overall market. They could be summarized as faith (the buoyant confidence of consumers), fear (related to the effects of financial troubles abroad), and fortresses (companies somewhat protected from competition). U.S. consumers played the role of Atlas during fiscal 1998, propping up the economic world with their strong spending. Feeling flush because of plentiful jobs (the nation's unemployment rate was as low as 4.3%) and rising wages, consumers spent a record proportion of their income. Not surprisingly, then, two big gainers among sectors of the S&P 500 Index were consumer staples (+26%) and consumer discretionary firms, such as retailers (+23%).

    Fear was a factor in the lagging returns from industry groups that were perceived by investors to be vulnerable to slowing global growth, falling commodity prices, and heightened price competition from foreign suppliers. Among these were exploration and services firms in the "other energy" category (-34%); chemical, metals, and other materials & processing firms (-3%); and makers of producer durables such as airplanes and machinery (-0.3%). Conversely, the utilities sector was the year's top performer (+45%) in part because utilities are seen as relatively insulated from foreign competition or economic troubles. Fortresses are companies perceived as relatively safe from competitors because of patented products, brands, or services. Such companies dominated the health-care (+41%) and technology (+37%) groups.

U.S. BOND MARKETS

Interest rates declined during the fiscal year, especially for U.S. Treasury securities, which benefited from greater aversion to risk among investors and from a slight decrease in supply, thanks to a $70 billion federal budget surplus. The Federal Reserve Board twice trimmed short-term rates by 0.25 percentage point, first on September 29 and then on October 15. Inflation, the bane of bond investors, was remarkably tame--consumer prices were up just 1.5% for the 12 months ended October 31. In this friendly environment, yields on long-term Treasury bonds fell by roughly 1 to 1.25 percentage points, with the 30-year Treasury bond ending the fiscal year at 5.16%. Lower rates mean higher prices for bonds, and the Lehman Brothers Long U.S. Treasury Bond Index earned a return of 16.3%, an astounding margin of nearly 15 percentage points over the inflation rate.

    High-quality corporate bonds and mortgage-backed securities did not rise in price as far as Treasury securities. Mortgage bonds tend to lag Treasuries during periods of falling rates because increased refinancing activity by homeowners results in prepayments of principal to holders of mortgage-backed securities. The Lehman Aggregate Bond Index, which comprises high-quality corporate and mortgage-backed bonds, as well as Treasuries, and has an intermediate-term average maturity, earned 9.3%. Yields on long-term municipal bonds declined only modestly during the fiscal year, and by October 31 were only slightly lower than yields on comparable Treasury securities, even though interest on municipals is exempt from federal income tax.

INTERNATIONAL STOCK MARKETS

Europe's stock markets outshone even the S&P 500 Index, but big declines swept the markets of Asia and Latin America. As a group, European stocks earned 23.4% for U.S. investors, reflecting local returns of about 21% and a gain of about 2% from a slight strengthening of several currencies against the dollar. Reasons for Europe's bull market included continuing economic growth; increased corporate restructuring and merger activity; and optimism about the long-term impact of the euro, a common currency due to be adopted in 1999 by 11 nations.

    In Japan, the stock market declined 14.3% in U.S.-dollar terms, reflecting a severe recession and a shaky banking system. Declines elsewhere in the Pacific region ranged from about 1% in Hong Kong to more than 60% in Indonesia and Malaysia. Losses were steep in non-Asian emerging markets, too. Notable declines in our own hemisphere occurred in Mexico (-20%), Venezuela (-64%), Brazil (-30%), and Chile (-38%).

REPORT FROM THE ADVISER                                                [PHOTO]

The last six months of the fiscal year ended October 31 have been among the most difficult in years for investors in the stocks of small- and medium-size companies. Our 24.5% drop in the second half resulted in a disappointing 17.8% decline for the full fiscal year. The average mid-capitalization mutual fund was down 15.3% in the second half and posted a 2.9% decline for the full year, while the Russell Midcap Index declined 10.6% in the second half but gained 4.5% for the full fiscal year.

    Over the summer, as concerns about the Asian, Russian, and Latin American economies grew to near-panic proportions, investors flocked toward the "safe haven" of dollar-denominated investments, mostly U.S. Treasury bonds and liquid, large-cap stocks. Earlier in the fiscal year, the broad market merely lagged the large-cap-dominated S&P 500 Index--continuing a trend in place since 1994. But by late summer, small- and mid-cap stock indexes plunged into negative territory. At the bottom of this downturn, in early October, the performance gap between the S&P 500 and indexes of smaller stocks widened to between 15 and 25 percentage points (depending on the index). Valuations of smaller stocks in relation to large stocks declined to levels not seen since the 1973-1974 bear market.

    During the final two weeks or so of the fiscal year, in what we believe may represent an important departure, the stock market recovery became much sharper for stocks outside the S&P 500 Index; indeed, the smaller the market capitalization represented by an index, the greater the recovery. In that brief period, our own recovery--both in absolute terms and relative to popular benchmarks--has been encouraging, although far from sufficient to win back the earlier shortfall.

    From the point of view of sector allocation, our holdings in already-depressed basic-materials, capital-goods, and health-care issues were knee-jerk targets for selling during the market melee in the second half of the year. When the desire for a "calm port" overcomes considerations of longer-term business value, companies where questions exist may encounter extreme pressure (and in the case of many of our holdings, the pressure was certainly felt). During the decline, we spent time with many of the companies we hold, and we reexamined our financial projections and valuation assessments. In many cases, we then bought more stock--expecting to turn a difficult situation to our long-term advantage. We have been through a few similar periods in the last 27 years, and are grateful for the perspective. Fortunately, as Asian markets and currencies generally stabilized and recovered during October, these investments, along with our consumer cyclicals and technology holdings, generally rose considerably further than the market as a whole.

    A few examples are in order. We believe that generally the economic value of most businesses follows a more or less predictable path over time, determined largely by earning power, cash generation, growth prospects, and a capitalization rate based on the attractive-ness of alternative investments. These factors change over time but not normally in unison or quickly; hence, real-world values are not terribly volatile. Imagine our amazement when one of our holdings, J.B. Hunt Transport Services, rose in price from less than $20 per share to $37 per share between January and July and declined to less than $13 in the first week of October. Our calculation of J.B. Hunt's business value never changed. We sold what we could in the mid-$30s at what we believed was fair value. As the stock price declined, we believed it offered increasingly attractive returns, so we rebuilt our position. Indeed, those purchases and a subsequent rebound in the share price have placed it among our larger holdings. We still estimate its fair value in the mid-$30s. Snap-On Inc., Pacific Century Financial, Canandaigua Brands, and Raychem Corp., among others, experienced similar price volatility about, we believe, stable and much higher business values. In some cases, we bought more shares; in others we chose to partially sell to generate funds to buy stocks we considered even more attractive.

     We believe the most important questions now concern the durability of the broad market upturn and whether or not the fund is well positioned for the long haul. Worldwide monetary and fiscal authorities are supplying significant liquidity, support, and long-term structural solutions to deal with problems that are well known. As the prospects for global stability grow over the coming months, we expect our fund to benefit both from our focus on stocks with relatively small market capitalization and from the economic sensitivity of our holdings. We believe the combination offers the potential for recovery and attractive returns.

Barrow, Hanley, Mewhinney & Strauss, Inc.

November 12, 1998


INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be obtained by emphasizing medium-size companies with reasonable financial strength whose stocks are out of favor and undervalued by the market, often because of special situations that have temporarily depressed profits.

PERFORMANCE SUMMARY

SELECTED VALUE FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.


TOTAL INVESTMENT RETURNS: FEBRUARY 15, 1996-OCTOBER 31, 1998
-----------------------------------------
    SELECTED VALUE FUND           RUSSELL
                                  INDEX*
FISCAL   CAPITAL INCOME   TOTAL   TOTAL
YEAR     RETURN  RETURN   RETURN  RETURN
-----------------------------------------
1996      0.7%    0.0%      0.7%   8.3%
1997     30.2     0.7      30.9   28.8
1998    -18.1     0.3     -17.8    4.5
-----------------------------------------

*Russell Midcap Index.

See Financial Highlights table on page 16 for dividend and capital gains information since the fund's inception.



CUMULATIVE PERFORMANCE: FEBRUARY 15, 1996-OCTOBER 31, 1998
-----------------------------------------------------------------------------
         Selected Value Fund    Average Mid-Cap Fund     Russell Midcap Index
2/15/96          10000                  10000                    10000
199604           10630                  10701                    10422
199607            9490                   9818                     9775
199610           10070                  10863                    10833
199701           11051                  11652                    11801
199704           10767                  10819                    11563
199707           13336                  13256                    13881
199710           13184                  13339                    13950
199801           12734                  13322                    14399
199804           14355                  15394                    16301
199807           11982                  14278                    15252
199810           10838                  12954                    14572


                                          AVERAGE ANNUAL TOTAL RETURNS
                                         PERIODS ENDED OCTOBER 31, 1998
                                    --------------------------------------       FINAL VALUE OF A
                                     1 YEAR               SINCE INCEPTION       $10,000 INVESTMENT
---------------------------------------------------------------------------------------------------
Selected Value Fund                 -17.80%                   3.02%                $10,838
Average Mid-Cap Fund                 -2.89                   10.03                  12,954
Russell Midcap Index                  4.46                   14.92                  14,572
---------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1998*
---------------------------------------------------------------------------------------------------------------------------
                                                              INCEPTION                         SINCE INCEPTION
                                                                                              -----------------------------
                                                              DATE                1 YEAR        CAPITAL    INCOME    TOTAL
---------------------------------------------------------------------------------------------------------------------------
Selected Value Fund                                           2/15/1996           -29.86%       -1.25%     0.36%     -0.89%
---------------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FUND PROFILE

SELECTED VALUE FUND

This Profile provides a snapshot of the fund's characteristics as of October 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 11.

PORTFOLIO CHARACTERISTICS
-----------------------------------------
                      SELECTED    RUSSELL
                         VALUE     MIDCAP
-----------------------------------------
Number of Stocks            27        774
Median Market Cap        $0.9B      $4.7B
Price/Earnings Ratio     17.1x      19.5x
Price/Book Ratio          1.7x       2.8x
Yield                     0.7%       1.7%
Return on Equity         11.7%      16.3%
Earnings Growth Rate     12.3%      14.4%
Foreign Holdings          2.4%       0.0%
Turnover Rate              47%         --
Expense Ratio            0.65%         --
Cash Reserves             2.3%         --



INVESTMENT FOCUS
--------------------------
[GRAPH]

<Caption
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
---------------------------------------------------
Canandaigua Brands, Inc. Class A               5.7%
Coventry Health Care Inc.                      5.5
Polaris Industries, Inc.                       5.0
Mentor Graphics Corp.                          4.9
RPM Inc. (Ohio)                                4.7
Silicon Valley Group, Inc.                     4.2
PacifiCare Health Systems, Inc. Class B        4.0
Raychem Corp.                                  3.8
J. Ray McDermott SA                            3.8
J.B. Hunt Transport Services, Inc.             3.7
---------------------------------------------------
Top Ten                                       45.3%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
----------------------------------------------------------------------------------------
                                        OCTOBER 31, 1997       OCTOBER 31, 1998
                                       -------------------------------------------------
                                         SELECTED VALUE SELECTED VALUE  RUSSELL MIDCAP
                                       -------------------------------------------------
Auto & Transportation                        16.1%           14.4%           3.7%
Consumer Discretionary                       14.4             5.9           17.2
Consumer Staples                              5.8             5.8            4.8
Financial Services                            7.4             7.3           21.7
Health Care                                   7.4            16.3            6.7
Integrated Oils                               0.0             0.0            1.7
Other Energy                                  4.0             3.4            3.8
Materials & Processing                       19.0            25.8            9.3
Producer Durables                            20.5            16.1            4.9
Technology                                    5.4             5.0           10.3
Utilities                                     0.0             0.0           13.7
Other                                         0.0             0.0            2.2
----------------------------------------------------------------------------------------

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 30%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

FINANCIAL STATEMENTS
OCTOBER 31, 1998

STATEMENT OF NET ASSETS                                               [PHOTO]

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

    At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

----------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
SELECTED VALUE FUND                          SHARES              (000)
----------------------------------------------------------------------
COMMON STOCKS (97.7%)
----------------------------------------------------------------------
AUTO & TRANSPORTATION (14.0%)
    J.B. Hunt Transport Services, Inc.      335,000           $  5,611
 -  Kirby Corp.                             194,400              4,119
 -  Lear Corp.                              122,200              3,926
    Polaris Industries, Inc.                222,400              7,645
                                                              --------
                                                                21,301
                                                              --------
CONSUMER DISCRETIONARY (5.8%)
    Danka Business Systems PLC              643,300              3,578
    Snap-On Inc.                            144,500              5,121
                                                              --------
                                                                 8,699
                                                              --------
CONSUMER STAPLES (5.7%)
 -  Canandaigua Brands, Inc.
      Class A                               172,000              8,622
                                                              --------
ENERGY (3.3%)
    Vastar Resources, Inc.                  105,100              5,025
                                                              --------
FINANCIAL SERVICES (7.1%)
 -  Annuity and Life Re
      (Holdings), Ltd.                      232,200              5,428
    Pacific Century Financial Corp.         261,600              5,330
                                                              --------
                                                                10,758
                                                              --------
HEALTH CARE (15.9%)
 -  Coventry Health Care Inc.               855,000              8,283
 -  Magellan Health Services, Inc.          587,800              5,327
 -  PacifiCare Health Systems, Inc.
      Class B                                77,200              6,080
 -  Syncor International Corp.              243,600              4,446
                                                              --------
                                                                24,136
                                                              --------
MATERIALS & PROCESSING (25.3%)
    Ferro Corp.                             215,150              5,486
    H.B. Fuller Co.                         105,900              4,355
 -  International Specialty
      Products, Inc.                        394,800              5,305
    MacMillan Bloedel Ltd.                  546,069              5,230
 -  J. Ray McDermott SA                     182,450              5,724
    Quanex Corp.                            308,900              5,213
    RPM Inc. (Ohio)                         425,150              7,148
                                                              --------
                                                                38,461
                                                              --------
PRODUCER DURABLES (15.7%)
    Harnischfeger Industries Inc.           371,300              3,504
    Pall Corp.                              187,300              4,729
    Raychem Corp.                           189,600              5,795
 -  Silicon Valley Group, Inc.              497,800              6,378
    Thomas & Betts Corp.                     76,954              3,439
                                                              --------
                                                                23,845
                                                              --------
TECHNOLOGY (4.9%)
 -  Mentor Graphics Corp.                   915,600              7,382
                                                              --------
----------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $168,180)                                              148,229
----------------------------------------------------------------------

----------------------------------------------------------------------
                                              FACE             MARKET
                                            AMOUNT             VALUE*
                                             (000)              (000)
----------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (2.6%)
----------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
    Obligations in a Pooled
    Cash Account
    5.41%, 11/2/1998
    (COST $3,950)                            $3,950           $  3,950
----------------------------------------------------------------------
TOTAL INVESTMENTS (100.3%)
    (COST $172,130)                                            152,179
----------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.3%)
----------------------------------------------------------------------
Other Assets--Note C                                               856
Liabilities                                                     (1,251)
                                                              --------
                                                                  (395)
----------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------
Applicable to 14,843,266 outstanding $.001
    par value shares of beneficial interest
    (unlimited authorization)                                 $151,784
======================================================================
NET ASSET VALUE PER SHARE                                       $10.23
======================================================================
*See Note A in Notes to Financial Statements.
- Non-Income-Producing Security.

----------------------------------------------------------------------
                                             AMOUNT                PER
                                              (000)              SHARE
----------------------------------------------------------------------
AT OCTOBER 31, 1998, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------
Paid in Capital                            $166,131             $11.19
Undistributed Net
    Investment Income                           892                .06
Accumulated Net Realized Gains                4,712                .32
Unrealized Depreciation--Note E             (19,951)             (1.34)
----------------------------------------------------------------------
NET ASSETS                                 $151,784             $10.23
======================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

-------------------------------------------------------------------------------------
                                                                  SELECTED VALUE FUND
                                                          YEAR ENDED OCTOBER 31, 1998
                                                                                (000)
-------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends                                                                $   1,962
   Interest                                                                       352
   Security Lending                                                                 6
                                                                            ---------
      Total Income                                                              2,320
                                                                            ---------
EXPENSES
   Investment Advisory Fees--Note B
      Basic Fee                                                                   712
      Performance Adjustment                                                     (282)
   The Vanguard Group--Note C
      Management and Administrative                                               671
      Marketing and Distribution                                                   56
   Taxes (other than income taxes)                                                 10
   Custodian Fees                                                                  21
   Auditing Fees                                                                    9
   Shareholders' Reports                                                           29
   Annual Meeting and Proxy Costs                                                   4
                                                                            ---------
      Total Expenses                                                            1,230
-------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                           1,090
-------------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD                                 4,745
-------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES     (41,276)
-------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $(35,441)
=====================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

------------------------------------------------------------------------------------------------------------
                                                                                     SELECTED VALUE FUND
                                                                                    YEAR ENDED OCTOBER 31,
                                                                                 ---------------------------
                                                                                       1998             1997
                                                                                      (000)            (000)
------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                                                         $    1,090      $       787
   Realized Net Gain                                                                  4,745            6,810
   Change in Unrealized Appreciation (Depreciation)                                 (41,276)          22,843
                                                                               -----------------------------
      Net Increase (Decrease) in Net Assets Resulting from Operations               (35,441)          30,440
                                                                               -----------------------------
DISTRIBUTIONS
   Net Investment Income                                                               (741)            (568)
   Realized Capital Gain                                                             (6,818)          (1,042)
                                                                               -----------------------------
      Total Distributions                                                            (7,559)          (1,610)
CAPITAL SHARE TRANSACTIONS(1)                                                  -----------------------------
   Issued                                                                            73,513          106,636

   Issued in Lieu of Cash Distributions                                               7,233            1,544
   Redeemed                                                                         (75,874)         (39,764)
                                                                               -----------------------------
      Net Increase from Capital Share Transactions                                    4,872           68,416
------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease)                                                        (38,128)          97,246
------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                                                189,912           92,666
                                                                               -----------------------------
   End of Year                                                                     $151,784         $189,912
============================================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                                             6,056            8,742
   Issued in Lieu of Cash Distributions                                                 610              143
   Redeemed                                                                          (6,449)          (3,458)
                                                                               -----------------------------
      Net Increase in Shares Outstanding                                                217            5,427
============================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

----------------------------------------------------------------------------------------------------------
                                                                            SELECTED VALUE FUND
                                                                   YEAR ENDED OCTOBER 31,      FEB. 15* TO
                                                                  ------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                           1998        1997    OCT. 31, 1996
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $12.98       $10.07           $10.00
----------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                                 .07          .06              .04
   Net Realized and Unrealized Gain (Loss) on Investments              (2.31)        3.02              .03
                                                                     -------------------------------------
      Total from Investment Operations                                 (2.24)        3.08              .07
                                                                     -------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                                 (.05)        (.06)              --
   Distributions from Realized Capital Gains                            (.46)        (.11)              --
                                                                     -------------------------------------
      Total Distributions                                               (.51)        (.17)              --
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $10.23       $12.98           $10.07
==========================================================================================================

TOTAL RETURN                                                          -17.80%      30.92%            0.70%
=========================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                                 $152         $190              $93
   Ratio of Total Expenses to Average Net Assets                       0.65%        0.74%          0.75%**
   Ratio of Net Investment Income to Average Net Assets                0.58%        0.60%          0.75%**
   Portfolio Turnover Rate                                               47%          32%              25%
==========================================================================================================

 *Commencement of operations.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Selected Value Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

    1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

    2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

    3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

    4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

    5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Barrow, Hanley, Mewhinney & Strauss, Inc., provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the Russell Midcap Index. For the year ended October 31, 1998, the advisory fee represented an effective annual basic rate of 0.38% of the fund's average net assets before a decrease of $282,000 (0.15%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 1998, the fund had contributed capital of $28,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.04% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

D. During the year ended October 31, 1998, the fund purchased $92,837,000 of investment securities and sold $86,036,000 of investment securities, other than temporary cash investments.

E. At October 31, 1998, net unrealized depreciation of investment securities for financial reporting and federal income tax purposes was $19,951,000, consisting of unrealized gains of $14,145,000 on securities that had risen in value since their purchase and $34,096,000 in unrealized losses on securities that had fallen in value since their purchase.

REPORT OF INDEPENDENT
ACCOUNTANTS

To the Shareholders and
Board of Trustees of
Vanguard Selected Value Fund                                          [PHOTO]

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Selected Value Fund (the "Fund") at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period February 15, 1996 (commencement of operations) through October 31, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP


Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

November 30, 1998

SPECIAL 1998 TAX INFORMATION (UNAUDITED) FOR VANGUARD SELECTED VALUE FUND

This information for the fiscal year ended October 31, 1998, is included pursuant to provisions of the Internal Revenue Code.

  The fund distributed $3,483,000 as capital gain dividends (from net long-term capital gains) to shareholders in December 1997, all of which was designated as a 20% rate gain distribution.

  For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

                             TRUSTEES AND OFFICERS

JOHN C. BOGLE
Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas C.; Director of Cummins Engine Co. and The Mead Corp; Trustee of Vanderbilt University.

                              OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

                       OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

  "STANDARD & POOR'S(R)," "S&P(R)," "S&P 500(R)," "STANDARD & POOR'S 500," AND
     "500" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC.  FRANK RUSSELL
       COMPANY IS THE OWNER OF TRADEMARKS AND COPYRIGHTS RELATING TO THE
            RUSSELL INDEXES. "WILSHIRE 4500" AND "WILSHIRE 5000" ARE
                       TRADEMARKS OF WILSHIRE ASSOCIATES.

                                    VANGUARD
                                   MILESTONES

                                    [PHOTO]

                             The Vanguard Group is
                            named for HMS Vanguard,
                       Admiral Horatio Nelson's flagship
                          at the Battle of the Nile on
                          August 1, 1798. Our founder,
                         John C. Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                          withstand the squadron . . .
                       with the judgment of the captains,
                      together with their valour, and that
                        of the officers and men of every
                 description, it was absolutely irresistible."

                                    [PHOTO]

                          Walter L. Morgan, founder of
                         Wellington Fund, the nation's
                           first balanced mutual fund
                        and forerunner of today's family
                          of some 100 Vanguard funds,
                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                        a true investment pioneer, died
                        six weeks later on September 2.

                                    [PHOTO]

                                Wellington Fund,
                       The Vanguard Group's oldest fund,
                         was incorporated by Mr. Morgan
                      70 years ago, on December 28, 1928.
                            The fund was named after
                            the Duke of Wellington,
                             whose forces defeated
                           Napoleon Bonaparte at the
                          Battle of Waterloo in 1815.


[THE VANGUARD GROUP LOGO]
Post Office Box 2600
Valley Forge, Pennsylvania 19482



FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.

Q9340-12/17/1998

(C) 1998 Vanguard Marketing
Corporation, Distributor.
All rights reserved.